UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2018

RIGEL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-29889	94-3248524
(Commission File No.)	(IRS Employer Identification No.)

1180 Veterans Boulevard

South San Francisco, CA 94080

(Address of principal executive offices)

94080

(Zip Code)

Registrant’s telephone number, including area code: (650) 624-1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of 2018 Plan

On May 16, 2018, at the Company’s 2018 Annual Meeting of Stockholders (the “Annual Meeting”), the Company’s stockholders approved the adoption of the Company’s 2018 Equity Incentive Plan (the “2018 Plan”).

The 2018 Plan previously had been approved, subject to stockholder approval, by the Board of Directors of the Company (the “Board”). The 2018 Plan became effective immediately upon stockholder approval at the Annual Meeting.

A more detailed summary of the material features of the 2018 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 4, 2018 (the “Proxy Statement”). That summary and the foregoing description are qualified in their entirety by reference to the text of the 2018 Plan, which is attached as Appendix A to the Proxy Statement.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Approval of Charter Amendment

On May 18, 2018, the Company amended its Certificate of Incorporation (the “Charter Amendment”) to increase the number of authorized shares of common stock from 200,000,000 to 400,000,000 shares.  As described in Item 5.07 below, the Company’s stockholders approved the Charter Amendment at the Annual Meeting.  The Charter Amendment became effective upon the filing with the Secretary of State of the State of Delaware on May 18, 2018.

A more detailed summary of the material features of the Charter Amendment is set forth in the Proxy Statement. The foregoing description is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter. A more complete description of each matter is set forth in the Proxy Statement.

•                  Each of the three nominees for director, to serve until the Company’s 2021 Annual Meeting of Stockholders or until his respective successor has been elected and qualified, was elected as follows:

Nominee	Shares Voted For	Shares Withheld
Gregg A. Lapointe	114,131,840	788,519
Brian L. Kotzin, M.D.	114,047,704	872,655
Gary A. Lyons	78,916,488	36,003,871

There were 15,393,081 broker non-votes for this matter.

•                  The Company’s stockholders approved the 2018 Plan.

The tabulation of votes on this matter was as follows: shares voted for: 77,396,829; shares voted against: 37,500,745; shares abstaining: 22,785; and broker non-votes: 15,393,081.

•                  The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

The tabulation of votes on this matter was as follows: shares voted for: 112,859,934; shares voted against: 1,998,441; shares abstaining: 61,984; and broker non-votes: 15,393,081.

•                  The Company’s stockholders ratified the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2018.

The tabulation of votes on this matter was as follows: shares voted for: 124,691,520; shares voted against: 5,602,959; and shares abstaining: 18,961.

•                  The Company’s stockholders approved the Charter Amendment.

The tabulation of votes on this matter was as follows: shares voted for: 119,259,154; shares voted against: 10,542,535; shares abstaining: 511,751.

Item 9.01.                Financial Statements and Exhibits.

(d)                                                         Exhibits.

Exhibit	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2018	RIGEL PHARMACEUTICALS, INC.

By:
/s/ Dolly A. Vance
Dolly A. Vance

Executive Vice President, General Counsel and Corporate Secretary